Exhibit 99.1

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Searchable text section of graphics shown above

Investor Presentation August 9, 2004

[LOGO]

Forward Looking Statements

Statements in this presentation regarding Tapestry Pharmaceuticals, Inc.’s business that are not historical facts are “forward-looking statements” that involve risks and uncertainties. Forward-looking statements can be identified by the use of words such as “believes,” “intends,” “estimates,” “may,” “will,” “should,” “anticipates,” “expected” or comparable terminology or by discussions of strategy. Such forward looking statements include information regarding the pre-clinical and clinical development of our product candidates to treat cancer and hereditary disease, particularly regarding the potential for efficacy of such product candidates and the timing and outcome of such development. Actual results might differ materially from those projected in the forward-looking statements. Such forward-looking statements involve risks and uncertainties including: risks associated with development of oncology, targeted oncology, genomics and gene editing businesses; the risk that our product candidates will not work in treating disease; competition from companies in similar businesses; limitations on the ability to market products because of the intellectual property rights of third parties; the ability to obtain, maintain and enforce patents; the costs of continuing development of any or all of the Company’s development programs; the timing of when those programs will enter the clinic; the successful commercialization of the Company’s technologies; the fact that the Company’s business will require substantial additional capital that the Company has not secured; the risk that the Company’s resources will not be sufficient to fund the Company’s strategic plans for the initial development of its product candidates; and all of those factors identified under the captions “Risk Factors,” “Special Note Regarding Forward Looking Statements” and “Cautionary Note Regarding Forward Looking Statements” in the Company’s documents filed from time to time with the SEC, including the Company’s Current Report on Form 8-K, as amended, filed February 11, 2004, Annual Report on Form 10-K/A for the year ending December 31, 2003 filed May 5, 2004 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 filed August 5, 2004.

For further information, please contact L. Robert Cohen, Vice President, Investor Relations of Tapestry Pharmaceuticals, Inc., 212 218 8715.

A company focused on proprietary therapeutics for the treatment of cancer and hereditary disease

History of the Company

•      1991 – Company established

•      1994 – Initial Public Offering

•      1995 – NaPro/Mayne Paclitaxel first approved in Australia

•      2000 – NaPro Acquires Genomics Technology

•      2002 – NaPro Paclitaxel approved in US & 25 other countries

•      2003 – NaPro sells Paclitaxel business to Mayne Pharma (Faulding) for approximately $70 million

•      2004 – NaPro enters 2004 with $50 million in cash and a development pipeline of six programs

•      2004 – Company name changed to Tapestry Pharmaceuticals, Inc.

Pre-Clinical Development Pipeline

Oncology Products	Potential Indications

• TPI-287	Breast Cancer
Small Cell Lung Cancer
Ovarian Cancer
Neuroblastoma

• TPI-273	Breast Cancer
Multiple Myeloma
Pancreatic Cancer
Squamous Cell Carcinomas

• HN-1Taxane	Head and Neck Cancer
Non-Small Cell Lung Cancer
SquamousCell Carcinomas
Cervical Cancer

• BBN Taxane	Small Cell Lung Cancer
Prostate Cancer
Pancreatic Cancer
Gastrointestinal Cancers

Genomic Products	Indications

• Oligo/Cell Therapy	Sickle Cell Disease
• Oligo Therapy	Huntington’s Disease

Therapeutic Development: Oncology

Oncology Portfolio

•                  Applying our oncology expertise in natural products to advance our portfolio of cancer therapeutics

•                  Significant IP in all programs

•                  Third Generation Taxane: TPI-287

•             Designed to overcome resistance caused by MDR-1 and mutant tubulin

•                  Proprietary Quassinoid: TPI-273

•             Downregulates c-myc overexpression in tumors

•                  Targeted Oncology Program: BBN Taxane & HN-1 Taxane

•             Cytotoxics linked to proprietary peptide ligands that target specific tumors

•             Potential for improved efficacy and toxicity profile

TPI-287: A Third Generation Taxane

•                  More active than paclitaxel or docetaxel in a variety of Taxane resistant human tumor cell lines

•                  May circumvent MDR-1 seen in breast cancer, small cell lung cancer and neuroblastoma

•                  May circumvent mutant tubulin present in ovarian cancer

TPI-287 In Vitro Data

50% Inhibitory Concentration in Human Tumor Cell Lines

Human Tumor Cell Lines		TPI-287	Paclitaxel
		µg/ml	µg/ml

MDR-1	Small Cell Lung Cancer: SHP-77	0.02	4.0
Expressing
Cell Lines	Breast Cancer: MCF-7 (NCI-AR)	0.25	40.0

Mutant Tubulin Cell Line	Ovarian Cancer: IA9PTX10	0.10	5.0

•                  Approximately 200x more potent than paclitaxel in MDR-1 and mutant tubulin cell lines

TPI-287 Clinical Opportunities

•      Potential for taxane-resistant patients

•                  Breast, ovarian, small-cell lung, neuroblastoma

•      Potential for taxane-naive patients

•                  Breast, ovarian, small-cell lung

TPI-273: New Quassinoid

•      Quassinoids

•                  Natural products that induce apoptosis in hematological and c-myc over-expressing cancer cell lines

•                  Extensive proprietary IP position

•      TPI-273

•                  Proprietary quassinoid analog developed in-house

•                  in vitro data in multiple myeloma, pancreatic, breast, and squamous cell carcinomas

Effect of Quassinoid on Tumor Volume in SCID Mice

[CHART]

Targeted Oncology Platform

•      Cytotoxic agents chemically linked to proprietary peptides that target specific tumor receptors

•                  Preferential intracellular drug concentration

•      Two development programs utilizing

•                  Bombesin Receptor Ligands

•             In collaboration with University of Alabama - Birmingham

•             Small cell lung, pancreatic, prostate and gastrointestinal cancers

•                  HN-1 Receptor Ligands

•             In a collaboration with U.T. / M. D. Anderson Cancer Center

•             Squamous cell carcinomas of the head & neck, lung and cervix

HN-1 is Internalized by Cancer Cell

TxRed-HN-1	FITC-HN-1

[GRAPHIC]	[GRAPHIC]

Normal Human Head & Neck Epithelium		Human Head & Neck Invasive Squamous Cell Carcinoma

H&E	[GRAPHIC]	[GRAPHIC]

Untreated	[GRAPHIC]	[GRAPHIC]

FITC-HN-1	[GRAPHIC]	[GRAPHIC]

Fluorescein	[GRAPHIC]	[GRAPHIC]

FITC-HN-J	[GRAPHIC]	[GRAPHIC]

HN-1 Distributes Homogenously into Solid Tumors

MDA177Tu-derived xenograft/ FITC-HN-1

[GRAPHIC]

[GRAPHIC]

Squamous Cell Carcinoma Frequency

	Frequency of	New Cases in
Cancer	SCC Type	United States*

Lung	90%	52,131
Head & Neck	75%	50,868
Skin**	20%	38,335
Esophagus	75%	10,687
Cervix	80%	8,416
Bladder	3%	1,807
Total		162,244

*American Cancer Society 2004 data adjusted for SCC frequency.

**NCI-SEER SCC Skin Cancer incidence rates used to estimate chemotherapy patients at 10% of 131 per 100,000 or approximately 38,335 in the USA (A. Geller, et al, Sem. Oncol. Nursing 19(1): 2-11, 2003).

Bombesin-Based Tumor Cell Targeting

In Vitro Blocking Experiments*

Cytotoxic Agent or			SK-N-AS Neuroblastoma
Cytotoxic Conjugate	Concentration		Cell Inhibition
	[ug/mL]

Paclitaxel (TX)	0.10		49%

BBN-TX Conjugate	0.27 (= 0.1 TX	)	72%

Bombesin (BBN) Peptide	67.5		2%

Paclitaxel + BBN Peptide	0.10 + 67.5		40%

BBN-TX Conjugate + BBN Peptide	0.27 + 67.5		52%

*In vitro blocking experiments in SK-N-AS neuroblastoma tumor cell line.  Premix Bombesin (BBN) and NBT-300 and expose for 30 minutes (Abstract B-236, AACR-NCI-EORTC International Conference, 2003).

Cancers with Bombesin Receptors

Cancer	New Cases Per Year in United States*

Prostate	230,110
Gastrointestinal	223,780
Small Cell Lung	34,754
Pancreatic	31,860
Total	520,504

*American Cancer Society 2004 data.

Therapeutic Development: Hereditary Disease

Applying Proprietary Genomic Platform to Hereditary Diseases

•                  Significant market opportunity

•                  Over 2,000 acquired and hereditary monogenetic disorders identified

•                  Harness Gene Editing technology to correct these mutations

•                  Addressing orphan disease targets

•                  Huntington’s Disease

•                  Sickle Cell Disease

Therapeutic Development: Sickle Cell Disease

•                  Approximately 72,000 US citizens affected

•                  Single base pair mutation causes chronic anemia, blood vessel occlusion, and damages key organs

•                  Potential ex vivo cell therapy

•                  Isolate progenitor cells from patients

•                  Change mutant Thymine to normal Adenine at the 17th nucleotide of the gene for the beta chain of hemoglobin

•                  Reintroduce corrected cells to patient

Sickle Cell Autologous Treatment

[GRAPHIC]

Therapeutic Development: Huntington’s Disease

•                  Affects ~35,000 individuals in US

•                  Inherited, progressive degenerative neurological disorder

•                  No treatment or cure

•                  Single, abnormal gene on chromosome 4 leads to a defective huntingtin protein

•                  Proprietary oligonucleotides reduce huntingtin protein aggregates in vitro

Tapestry’s Oligo Treatment Reduces Aggregates in Huntington’s Model

[GRAPHIC]	[GRAPHIC]

Untreated Cells (111 aggregates)	Oligo-treated (26 aggregates)

Gene-Editing Platform

Gene Editing

•                  Technology platform that can change specific base pairs in a known DNA sequence

•                  Uses tools based upon proprietary oligonucleotide chemistry

•                  Can locate, identify or modify a single base pair

Advantages of Gene Editing

FEATURE	BENEFIT
SPECIFICITY	Single base pair change

PRECISION	Integration at target site only

INTEGRITY	Maintain remaining genetic function

BROAD APPLICABILITY	Applicable across multiple genomes

VERSATILITY	Up and down regulation capability

STABILITY	Conserved expression alteration

INDUCES NATURAL REPAIR PROCESS	No insertion of foreign DNA

Gene Editing Model

[GRAPHIC]

Pairing Phase

•                  Oligonucleotide searches for homologous target

Repairing Phase

•                  DNA adduct attracts repair proteins that use oligonucleotide as repair template

Resolution Phase

•                  Mismatch created in repair step is resolved by subsequent endogenous repair events

Scientific Development Team

•                  Michael Kurman, M.D., SVP, Drug Development

•                  Brenda Fielding, VP, Regulatory Affairs

•                  Chip Carnathan, Ph.D., VP, Pre-Clinical and Project Management

•                  Larry Helson, M.D., VP, BioResearch

•                  Jim McChesney, Ph.D., VP, Chemistry

•                  Patricia Pilia, Ph.D., Executive VP, Development

•                  Anne Bailey, VP & GM, Genomics Division

•                  Eric Kmiec, Ph.D., Senior Scientific Advisor

•                  Ethan Signer, Ph.D., Senior Scientific Advisor

Business Team

•                  Leonard Shaykin, Chairman and CEO

•                  Gordon Link, SVP, CFO

•                  Kai Larson, VP, General Counsel

•                  Anne Bailey, VP & GM, Genomics Division

•                  L. Robert Cohen, VP, Investor Relations

•                  Hope Liebke, Ph.D., General Counsel, Genomics

•                  Al Renzi, VP, Business Development

Scientific Advisory Board

•                  Robert E. Pollack, Ph.D. (Chair)

Professor of Biological Sciences and Director of the Center for the Study of Science and Religion at Columbia University

•                  Paul A. Bunn, Jr., M.D.

Director of the University of Colorado Cancer Center, past president of ASCO (2002-2003) and former chairman of ODAC for FDA.

•                  Theodore Friedmann, M.D.

Professor of Pediatrics and Director of the Gene Therapy Program at the University of California at San Diego, Chairman, Recombinant DNA Advisory Committee NIH

•                  Susan J. Gross, M.D.

Co-Director of the Division of Reproductive Genetics at Montefiore Medical Center and Albert Einstein College of Medicine and Associate Professor in Obstetrics, Gynecology, and Pediatrics

•                  Anthony J . Lechich, M.D.

Senior Vice President for Medical Affairs and Medical Director, Terence Cardinal Cooke Health Care Center

•                  Malcolm A. S. Moore, D. Phil.

Enid A. Haupt Chair of Cell Biology and Head of the Laboratory of Developmental Hematopoiesis, The Sloan-Kettering Institute

•                  Stephen S. Morse, Ph.D.

Director of the Center for Public Health and Associate Professor of Clinical Epidemiology at Columbia University Mailman School of Public Health

•                  Seth Rudnick, M.D.

Canaan Partners, General Partner

Professor of Clinical Medicine at University of North Carolina

•                  Ethan R. Signer, Ph.D.

Professor Emeritus, Department of Biology, Massachusetts Institute of Technology

•                  Nancy S. Wexler, Ph.D.

Columbia University College of Physicians and Surgeons, President of the Hereditary Disease Foundation

Oncology Advisory Board

•                  Paul A. Bunn, Jr., M.D. (Chair)

Director of the University of Colorado Cancer Center, past president of American Society of Clinical Oncology (2002-2003), and former chairman of the Oncologic Drugs Advisory Committee (ODAC) for FDA

•                  S. Gail Eckhardt, M.D.

Professor of Medicine and Director of the Developmental Therapeutics and GI Malignancies Programs at the University of Colorado Health Sciences Center in Denver

•                  Eric K. Rowinsky, M.D.

Director of the Institute for Drug Development, Cancer Therapy and Research Center and Clinical Professor of Medicine at the University of Medicine at the University of Texas Health Science Center at San Antonio

•                  Daniel D. Von Hoff, M.D.

Professor of Medicine, Pathology, Molecular and Cellular Biology and the Director of the Arizona Health Sciences Center’s Cancer Therapeutics Program

Chemistry Advisory Board

•                  Valentino J. Stella, Ph.D. (Chair)

Distinquished Professor of Pharmaceutical Chemistry at the University of Kansas

•                  Mitchell A. Avery, Ph.D.

Interim Chair and Professor at the University of Mississippi’s Department of Medicinal Chemistry

•                  Leslie Gunatilaka, Ph.D.

Director of the Southwest Center for Natural Products Research and Commercialization and Professor in the Office of Arid Land Studies at the University of Arizona

•                  Gunda I. Georg, Ph.D.

Distinguished Professor of Medicinal Chemistry at the University of Kansas

•                  Mark T. Hamann, Ph.D.

Associate Professor of Pharmacognosy and Associate Professor of Chemistry and Biochemistry at the University of Mississippi

•                  Charles S. Swindell, Ph.D.

Managing Director of DSS Partners, LLC and former Chairman, Department of Chemistry at Bryn Mawr College

Board of Directors

•                  Leonard P. Shaykin

Chairman of the Board, Chief Executive Officer

•                  Stephen K. Carter, M.D.

Formerly Senior Vice President, Worldwide Clinical Research and Development, Bristol-Myers Squibb and Deputy Director, Division of Cancer Treatment, National Cancer Institute

•                  Edward L. Erickson

Chairman of the Board, President, and Chief Executive Officer of Immunicon Corporation

•                  George M. Gould, Esq.

Attorney, Of Counsel, Gibbons, Del Deo, Dolan, Giffinger & Vecchione; formerly Vice President and Chief Patent Counsel of Hoffman-La Roche

•                  Arthur Hull Hayes, Jr., M.D.

President, MediScience Associates a pharmaceutical consulting company; Formerly FDA Commissioner

•                  The Honorable Richard N. Perle

A Director of Hollinger International; DigitalNet Holdings; Vital Spring Technologies; Autonomy, PLC; Formerly U.S. Assistant Secretary of Defense

•                  Patricia Pilia, Ph.D.

Executive VP, Secretary, Co-founder of Company

•                  Robert E. Pollack, Ph.D.

Professor of Biological Sciences and Director of the Center for the Study of Science and Religion at Columbia University

Investment Opportunity

•                  Experienced drug development team

•                  Experienced business development team

•                  Extensive intellectual property position in all compounds and technologies

•                  Six proprietary development programs

•                  Four in oncology and Two in hereditary disease

•                  Distinguished scientific and clinical outside advisors

•                  Expect to file two INDs in Q4’04 and be prepared to enter the clinic pending regulatory & institutional approvals

•                  ~ $45 million cash resources available to advance development programs as of June 30, 2004

Strategies for Life TM

[LOGO]